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[form of email communication sent to approx. 25 shareholders with whom Apache held meetings in the months following the 2013 annual shareholders’ meeting]

From: Sarah Teslik

Subject: would love your comments, especially on the first few pages

Since your input was important to what we did on pay and governance, I wanted to send you a link to the preliminary CD&A we just filed.

If you have just 2 minutes to skim the first 4 pages (not counting the table of contents), I’d love your honest comments.

SARAH BALL TESLIK

SENIOR VICE PRESIDENT

Policy and Governance

APACHE CORPORATION

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056

Important Information For Shareholders

This communication does not constitute a solicitation of any vote or approval. Apache will file relevant materials with the Securities and Exchange Commission In connection with its upcoming annual meeting of shareholders, including a definitive proxy statement, which will also be mailed to shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC will also be available free of charge on Apache’s website at www.apachecorp.com or by contacting our Investor Relations Department at 800-727-2434. Apache and its directors and certain executive officers may be considered participants in the solicitation of proxies in connection with the upcoming annual meeting. Information about the directors and executive officers of Apache is set forth in the Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 3, 2013, and its preliminary proxy statement for its 2014 annual meeting, which was filed with the SEC on March 4, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.